CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

Corporate Presentation
February 2, 2023

Forward-Looking Statements

This presentation contains forward-looking statements concerning Coda Octopus Group, Inc. within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include, without limitation, statements regarding the Company's expectations for the growth of the Company's operations and revenue. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the business constraints caused by the coronavirus pandemic, customer demand for our products, market prices; the outcome of our ongoing research and developments efforts relating to our products including our patented real-time 3D solutions; our ability to develop the sales force required to achieve our development and other examples of forward looking statement set forth to our Annual Report on Form 10-K for the year ended October 31, 2021 filed with the Securities and Exchange Commission on February 14, 2022. Coda Octopus Group, Inc. does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

CEO Vision Statement

"To grow the Group through increased and sustained organic growth through the exploitation of our unique and revolutionary underwater sonar technologies (Echoscope® Technology) and our newly launched Diver Augmented Vision Display ("DAVD") system and continue the advancements in customized rugged defense solutions. To increase our value proposition for the benefit of all stakeholders, including our employees."

Annmarie Gayle, Chairman and CEO

NASDAQ: CODA (As of February 2, 2023)

Market Cap	$78.76 MM
Shares Outstanding	10. 94 MM
Public Float	4.74 MM
% Officers & Director	32.0%

Overview

- Established business with strong pedigree in underwater technology and defense engineering:

Underwater Technology Solutions Business
Market leader in underwater imaging sonar technology. We have the world's only 4D, 5D and 6D sonar capability, being the only sonar generating up to 40 million 3D data points with the ability to see in real time multiple underwater targets from a single sensor. New generation of diving technology which brings real time information platform to global market for diving (DAVD).

Defense Engineering Business
Trusted DoD Supplier. Long-established relationships with U.S. and U.K. Primes - Defense Contractors, such as Raytheon, Northrop Grumman and BAE. A number of proprietary parts date back 30 years for significant programs such as Phalanx CIWS, yielding long-tail recurring and growing revenues.

- Strong culture of IP ownership in Products Business, with the Engineering Business having sole supplier status for a number of proprietary parts sold into mission-critical integrated defense systems.
- Near-term catalysts - DAVD, new 5D/6D Echoscope PIPE® sonars, and new F280 Series® for additional growth in the Company.

Strong Culture of IP

Underwater solutions (Imaging and Diving)

- ✓ Multiple patents pending pertaining to recent technology innovations, such as 5D and 6D Echoscope PIPE®
- ✓ Patents cover the spectrum of software and hardware capabilities of Coda Octopus Group's unique real-time 3D technology
- ✓ Proprietary hardware and software are the complete system. Hardware Dependent on Software and vice-a-versa.

Number	Description	Expiry
US 7,466,628	A Method of constructing mathematical representations of objects from reflected sonar signals	1.1.2027
US 7,489,592	A Method of Performing a Patch Test for a sonar System	3.5.2027
US 7,898,902	A Method of representation of sonar images allowing 3D sonar data to be represented by a two-dimensional image	6.1.2028
US 8,059,486	A method of rendering volume representation of sonar images	4.16.2028
Japan 5565964	A method for drilling/levelling by an underwater drilling/levelling construction device	1.13.2031
Japan 5565957	A method of construction management for a 3D sonar device	10.13.2030
US 8,854,920	A method of volumetric rendering of 3D sonar data sets	6.22.2033
US 9,019,795	A method of object tracking using sonar imaging through point matching between 3D data sets	11.30.2033
US 10,088,566	A method of object tracking using sonar imaging using a bounding sphere for object tracking	11.25.2036
US 10,718,865	A method of compressing beamformed sonar data	3.1.2039
US 10,816,652	A method of compressing sonar data	11.28.2038
US 11,061,136	A method of tracking unknown possible objects with sonar	3.28.2039
US 11,204,108	A method of predicting and adjusting the laying of cable using sonar imaging.	3.22.2039
US 11,448,755	A method of correcting beamformed data through split aperture beamforming	6.3.2041
US15/953423	A method of pseudo random frequency sonar ping generation	Provisional Allowance Received
JP2019-34056	A method of compressing sonar data	Provisional Allowance Received


Hardware
• Real-Time 3D/4D/5D/6D Sonar
• Motion IMU
• External Sensors
• 15 GB Per Second Patented Algorithm
Software
• Moving and Mosaicked Images
• Moving 3D Models and Images
• Tracked Objects, Domain Specific, Market Directed 3D Image
Software
• Patented Rendering
• Patented Volume Rendering
• Patented Tracking,
•Multi-Sensor Platform

FY2023 Management Goals

- ✓ Reduce R&D spending and re-focus resources to Global Business Development and Brand Building for key technologies such as Echoscope®, Echoscope PIPE® and DAVD and Investor Relations to create stakeholders value.
- ✓ Increase the Number of New Underwater Vehicle Programs on which our Technology, Echoscope® is embedded, thus paving the way for repeat sales when New Vehicles are rolled out by such Customers.
- ✓ DAVD (Diver Augmented Vision Display) System, our new real time data platform for global diving market. 2023FY
  - ➢ Complete and Deliver Prototype for US Military Command
  - ➢ Sell Evaluation Systems to this Command
  - ➢ Dependent on Outcome of Evaluation, secure Production Quantities.
- ✓ Seek to increase the number of Defense Program which our Engineering Businesses supply Proprietary Parts, thus increasing their Revenue Earning capability.

Annual Results FY Ended October 2022

REVENUE GROWTH	
Net Sales	YoY Change
$22.2M	**4.2%**

MARGIN EXPANSION	
Operating Margin	YoY Change
22.5%	**4.5 pts**

NI IMPROVEMENT *	
Net Income	YoY Change
$4.3M	**-13.1%**

- We grew revenue over FY 2021 with progress around our key growth accelerators.
- Net Sales were $22.22M versus $21.33M in FY 2021, an increase of 4.2%. Adverse Exchange Rate Movements resulted in lower translation of revenues by our Foreign Subsidiaries of $1.2M. Without this revenue would have increased 9.9% for FY 2022.
- Operating Income margin of 22.5% as total operating expenses declined by 6.8% during the year. The Products business recorded margins of 47.6% while the Services business generated margins of 9.6%
- Net Income of $4.30M versus $4.94M in FY 2021, a reduction of 13.1%
- Net Income hit by increased tax expense of $831K in 2022 as well as reductions of FY 2021 of $1.35M consisting of exceptional PPP and ERC contributions. *See subsequent slides for a review of Net Income Before Taxes (Adjusted)*
- Delivered EPS of $0.40 versus $0.46 in FY 2021

** Net Income before Tax excluding exceptional items of $5.04M versus $3.90M in FY 2021, an increase of 29.2%*

Coda Octopus Group, Inc.

Financial Snapshot

ANNUAL	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022
Revenues	$18,019,429	$25,056,934	$20,043,810	$21,331,527	$22,225,803
Net Income	$3,102,899	$5,225,199	$3,343,585	$4,947,765	$4,301,221
EBITDA	$4,069,175	$6,253,437	$4,278,437	$6,196,972	$5,880,768
Earnings per share – basic	$0.49	$0.49	$0.30	$0.46	$0.40

Net Income Before Tax (Adjusted)

Period Ending	10/31/21	10/31/22
Net Income	$4,947,765	$4,301,221
PPP Contributions	($648,872)	-
ERC Program	($701,568)	($88,917)
Income Tax Expense	$305,479	$831,114
Net Income Before Tax (Adjusted)	$3,902,804	$5,043,418
NI Percentage Change YoY (%)		*29.2%*

Coda Octopus Group, Inc.

Financial Snapshot

Period Ending	7/31/21	7/31/22	10/31/21	10/31/22	10/31/21	10/31/22
QUARTERLY	Q3 2021	Q3 2022	Q4 2021	Q4 2022	FY 2021	FY 2022
Revenues	$5,827,375	$6,267,409	$5,080,617	$5,135,348	$21,331,527	$22,225,803
Net Income	$1,521,086	$1,768,657	$89,902	$704,013	$4,947,765	$4,301,221
EBITDA	$1,554,038	$2,252,278	$1,096,818	$1,243,792	$6,196,972	$5,880,768
Earnings per share – basic	$0.14	$0.16	$0.01	$0.06	$0.46	$0.40

Product Design & Manufacturing

24/7 Support and 3D Field Experts

Marine Technology Business
(Underwater Technology Business)

Research Development and Innovation

Software Application and Custom Development

How We Sell

COTS Products & Engineering Services

Products

Commercial off-the-shelf (COTS) product sales occur primarily through two channels:

- **Direct Sales:** Most sales occur through our in-house sales resources based in both the U.S. and U.K.
- **Agents**: We also use a wide network of third party agents to expand our reach around the world

Services

Our engineering services are primarily sold through:

- **Prime Partnerships:** We benefit from the small business allowance through our strategic relationships with primes such as Northrop Grumman, Raytheon, etc.
- **Additionally:** For our rugged mission computers we use appointed sales agents with Defense experience
- **In-House** Business Development Resource

Coda Octopus Group, Inc.

Global Market Revenue Split

New Generation of Underwater Vehicles Requiring imaging sensors, for Real Time 3D Imaging

- Key Market Focus on Defense
- Current Market split for Marine Products 40% (current) to 60% (projected)
- Technology adoption on new generation of underwater vehicles
- Strong Defense requirement for 3D real-time perception underpinning demand and applicability for our technology


Products
defense
commercial
0
10
20
30
40
50
60
70
80
90
100


Services
defense
0
10
20
30
40
50
60
70
80
90
100



Echoscope PIPE® Family of Volumetric Sonars

Visualization & Mapping for Widest Range of Applications



Echoscope PIPE®

Echoscope PIPE® C500
Compact Edition

Depth Rating

SWaP (Size, Weight and Power) and Price

Echoscope4G® *Surface*



Echoscope4G® *Deep Water*



Echoscope® Family of Volumetric Sonars

Continuation of Echoscope® Series

Echoscope4G®

Hardware
Packaged in the new Fourth Generation (4G) Form Factor

Processing Engine
Third Generation Processing Engine

New Echoscope PIPE®

Hardware
Packaged in the same Fourth Generation (4G) Form Factor

New Innovative Processing Engine
For Real-Time Parallel Processing



16,384
Points of Data

Single Real-Time Image





Up to 40 million
Points of Data

Multiple Parallel Images



Coda Real-Time 3D Technology

Sample Echoscope® Project ROI Snapshots

200 Blocks placed per day

76 Sleepers placed per day

0 Visibility Conditions

$1M In cost savings

>100% Productivity rates

Van Oord Port Construction Project

Placement of **24,000** CORE-LOC Armour Units
Record Production Rates

Cost Saving: **Priceless**
Duration: **1-2 Years**

ZADCO Sleeper Placement

Was: **4** sleepers placed in **12** hours
Now: **76** sleepers placed in **24** hour shifts

Productivity: **> 3,000%**
Cost Saving: **> $3 million**
Duration: **3-6 months**

UTEC Oilfield Development

Zero Visibility Conditions

Productivity: **> 100%**
Cost Saving: **Priceless**
Duration: **3 months**

DEME Rock Dumping

Zero Visibility and Accurate Placement Required

Productivity: **> 100%**
Cost Saving: **> $1 million**
Duration: **6 days**

Technip/Shell

Echoscope used in Zero Visibility
Saved significant NPT

Productivity: **>100%**
Cost Saving: **>$2 million**
Duration: **6 months**

3D Product Line

Competing Technology is No Comparison


Pelican Island Causeway, Galveston TX

Real-Time 3D Imaging **AND** Real-Time Mapping – see the shadows disappear!
Client deliverables complete in 54 seconds...

3D Multibeam

Produces static map after hours or days of processing
NO Real-Time image



2D Scanning Sonar

Produces static map after hours or days of processing
NO Real-Time image



2D Imaging Sonar

Produces 2D real-time image with no depths and NO Mapping



Coda Octopus Group, Inc.

3D Product Line

What is the key USP?

Single **S**ensor, **M**ultiple **P**arallel **P**rocessing **A**pplication, for **V**ision, **M**apping and **M**easurement



3D Complex Mapping
No Post Processing



3D Camera Mode
Unique

World's most advanced sonar technology – real-time 3D/5D/6D Subsea Imaging

3D Product Line

Delivering on Everyday Challenges Subsea

Coda Octopus Group, Inc.

Complex Asset Placement – Alaska Monopod Installation


SAL



- Four Echoscopes® used to provide real-time visualization of landing site and control stabilization for crane operators
- Software 'models' provided real-time indication of distance and alignment with landing interface
- Conventional placement and positioning methods ineffective

Oilfield Disaster Recovery



- Survey and mapping of complex 3D 'Tendons' enabling fast and effective removal
- Conventional methods ineffective and displaced

3D Product Line

Delivering on Everyday Challenges Subsea

Mineral Mining - Diamonds



- Operator can "see" exactly where each cut has taken place
- No overlapping of cuts
- Significant productivity benefit

Marine Construction - Breakwaters



- Echoscope® is the No. 1 preferred solution for subsea placement
- Crane operator can "see" and "track" and "place" the moving block underwater
- Complete scene awareness for operators, engineers and owners
- Construction deliverable sign off using our technology

Defense Applications

Real-Time 3D Decision Making


Complex Structure
Real-Time Hazards
Target ID
Condition Survey and Salvage
Coda Octopus
Sound Underwater Intelligence

Real-Time 3D Imaging in Defense Applications

Strategic Development and Partnerships

Momentum has grown significantly within the U.S. Navy community for CODA's industry-leading, real-time technology solutions. The following groups are actively funding development, trials or purchases of Coda Octopus Echoscope® technology:

- Swimmer Delivery Vehicles
- Mine Counter Measures
- Ship Hull Inspection
- Salvage and Diver Support
- Critical Asset Inspection
- Real-Time Threat Detection

Key Growth Market

Defense, Navy Activities, Law Enforcement and Coast Guards

- Search & Rescue and Recovery Missions
- Asset Identification & Reacquisition
- See & Identify Targets and Hazards
- Record & Map to gather intelligence and analyze threats & hazards, before committing higher value assets
- Real-Time Surveillance
- Ship Hull Scanning

Real-Time Decision Making

Unique technology to manage in real-time subsea threats

- Obstacle Avoidance for manned & unmanned missions
- Route Clearance Survey for foreign ports
- Mine & Threat location & identification
- Front end threat identification – landings, special forces incursion
- Port & Harbour Security
- Diving Applications









Coda Octopus Group, Inc.

Commercial Applications

Marine Products Business

Marine and Port Construction, Renewables,
Research, Educational Institutions, and **Oil and Gas**

Dive Inspection Support



Port Construction



Channel Clearance



Complex Survey



Subsea Intervention



Completions & Tieback



Renewables





Asset Inspection



Recovery & Salvage



Dredging & Rock Dumping



ROV Navigation Zero Visibility



Pipeline Survey & Leak ID



Placement & Landing



Breakwater Construction

Snapshot of Customers

Marine Products Business

Military & Defense
Including 40 US Ports & Enforcement Bodies

NYPD
FBI

End User Customers

ExxonMobil
bp
Chevron
NPCC
NATIONAL PETROLEUM CONSTRUCTION COMPANY

Service Providers

Boskalis
Technip
DEME Group
Fugro
Oceaneering
Neptune
DeepOcean
Subsea 7
Van Oord
Marine ingenuity

Additional

De Beers
Group of Companies
NAVSEA
Naval Sea Systems Command
Penta Ocean

Summary of Growth Accelerators

What is **DAVD?**

Who uses **DAVD?**

Why DAVD revolutionizes diving?

The DAVD opportunity

Coda Octopus Group, Inc.

About DAVD (Growth Pillar of Company)






NAVSEA







Summary of Growth Accelerators

What is DAVD?

- **DAVD** is a complete Diver Video, Media and Communication system
- Connects the **Diver** and the **Supervisor** coherently (similar to a virtual meeting)
- **Diver** uses see-through head-up Augmented Reality (AR) display
- **DAVD**, for the **first time** in diving, allows **Diver** and **Supervisor** to share the same viewand information



DAVD Workstation


DAVD
Coda Octopus
Supervisor and Diver Shared Information
3D
3D Real-time Spatial Data and Priori Models
Text Messages and Alerts
Waypoints, Hazards and Navigation
Workflow, Instructions and Recording
Photos, Videos, Drawings and 3D Models
Timers, Depth Profiling and Decompression



DAVD HUD

Topside ⟷ Subsea

Coda Octopus Group, Inc.

Summary of Growth Accelerators

Who uses **DAVD?**

- The **DAVD** system is fully compatible with all standard diving helmets full-face masks
- **DAVD** focus is all diver markets excluding the leisure scuba market
- **DAVD** addresses all high importance key challenges and problems in diving

Visibility – Diving is performed almost exclusively in low to zero visibility conditions presenting significant challenges for the Diver and Supervisor to safely navigate and perform tasks.

Location Complexity – Project location increases complexity as the dive site is typically around structures, challenging terrain and subsea assets that are difficult to navigate and access.

Technical Skill – The physical task often requires deep technical instruction, work process and procedures which is challenging for the diver to retain and communicate effectively to the Supervisor.

Information and Data – The project or task demands on accessible data and information prior to, during and after the dive.

Search & Rescue



Commercial



Military



Defense





Target
Market
Importance
10
10
9
10
9
8
8
7
7
5
2
1
1
1
ZERO VIZ
COMPLEXITY
TECHNICAL
INFORMATION
Scuba
SaR
Commercial
Military and Defense

Summary of Growth Accelerators

Why DAVD revolutionizes diving?

PROBLEM - Diving Challenges

Diving is regularly conducted in low to zero visibility environments in which standard visual displays, cameras and gauges are virtually useless. Even in somewhat visible environments, situational awareness, navigation and topside communication can be problematic and very limited. The tasks the diver is expected to perform are technical in nature and often in complex hostile locations. This requires prior detailed information and instruction. Divers, depending on the water depth, have limited time on the seafloor to perform this tasks – this could be as little as 20 minutes.

SOLUTION – Diver Augmented Vision Display System

The **DAVD** system radically transforms the dive mask or helmet into an immersive display capable of providing everything from life support data, to live high resolution 3D Sonar Data (Echoscope®), to advanced navigation displays to 3D augmented reality displays.


Information


Life Support Data


3D Augmented Navigation


Project Scene Data

Summary of Growth Accelerators

Why DAVD revolutionizes diving?

The **DAVD** system addresses critical diving challenges and uniquely places the diver in full control of his personal augmented reality display. Five core feature areas are provided effortlessly allowing DAVD users to adapt to all levels of detail and complexity


VISIBILITY
COMMUNICATION
SAFETY
LOCATION
DATA

LOCATION
Real-time Diver Compass, Depth and Location, and navigation to Dive Stage, Work Site and identified waypoints and hazards

VISIBILITY
Enhance the Diver experience with real-time Video, 3D Sonar and Augmented Reality scene awareness

COMMUNICATION
Communicate with rapid TEXT messaging, detailed instructions and procedures, simple guidance and digital speech and audio

SAFETY
Diver life support, navigation and dive timer data synchronized with supervisor in real-time to ensure safe diver monitoring

DATA
Diver and Supervisor can share and access all project data and information on-demand in real-time




21.5°
19.8ft
37.0ft





Project & Technology Outline

DAVD Program Timeline and Background

GEN 1.0 Complete
Gen 1.0 Product completed and accepted in December 2019

GEN 3.0 Development
Gen 3.0 Product development for FFM and Autonomous / untethered operations due November 2021.

2019 — 2020 — 2021 — 2022

Fleet Issue Gen 1.0 / Gen 1.5 Complete
DAVD listed on ANU and Fleet Issue to MDSU, UCT and SERMC. Gen 1.5 upgrade for Head Tracking

DAVD Gen 2.0 Complete
DAVD Gen 2.0 complete and validated November 2020. Added to ANU Feb 2021

DAVD Gen 3.0 Complete
DAVD Gen 3.0 complete and pending Fleet roll-out and ANU approval.

DAVD Gen 3.0b Development
DAVD Gen 3.0 onward refinement, and addition of new technology developed under Gen 3.0

DAVD Gen 3.0 Full Face Mask (Tetherless) Development
DAVD Gen 3.0 onward development for untethered diving in defense and commercial diving communities.

Future Naval Capabilities (FNC)


Control Panel (CP) & Laptop
330ft Cable Reel &16ft Extension
Diver Processing Pack (DPP) Assembly
DAVS HUD & Comms Module

DAVD Gen 1.0 System


DAVD-CP
Control Panel and Laptop
DAVD-UMB
Umbilical set
DAVD-DPP
DAVD-HUD + Comms
Head-Up Display
C500 Inspector System
OPTIONAL

DAVD Gen 3.0 System



DAVD Multi-Diver Support

About the DAVD

Diver Augmented Vision Display System Gen 1 – Gen 3



1 — DAVD - TC
Dive Supervisor Workstation and Communication Hub



2 — DAVD - DPP
The Diver Processing Unit fuses sensor data and manages ultra low latency video display

3 — DAVD - CAMERA
Dive Motion Unit handles Head Tracking and Motion. *Now with* Depth Sensor and Integrated First Person Edge Imaging Camera (Gen 2)



4 — DAVD - HUD
Transparent Lens Based Head Up Display

Key DAVD Milestone Progress

- DAVD is approved under Authorization for Navy Use (ANU)
- DAVD now compatible with a widespread of Helmets, Face Masks and Diving Suits
- Customization of DAVD Technology for US Military Command, Prototype to be delivered in February
- DAVD GEN 3 is now being sold to US NAVY and we have around 30 systems in use in the field. Users include:
  - MDSU-1 and 2 (Mobile Diving and Salvage Unit)
  - UCT 1 and 2 (Underwater Construction Team)
  - EXWC (Expeditionary Warfare Center)
  - NSWC PCD (Naval Surface Warfare Center in Panama City Division
  - SERMC (South E. Regional Maintenance Center



Value Drivers

- First mover in innovating and commercializing real-time 3D sonar technology for the subsea market
- No other commercially available real-time 3D sonar in the market
- As market requirements shift to real-time imaging our 5D/6D Innovation decisively puts CODA in the lead for real-time underwater imaging with parallel real-time processing
- Multiple initiatives underway with U.S. Navy and defense bodies, and tracking significant development funding for further research and development for defense space
- DAVD is a key technology and is set to change the way diving operations are performed globally (real time information platform for diving).
- Strong Patents and Intellectual Property Rights Portfolio
- Technically adept Group with strong brand as market leaders in real-time visualization subsea
- Diversified Group, with two stand-alone engineering businesses, which have recurring streams of revenues through supplying proprietary parts into a number of funded U.S. Defense Programs and U.K. Defense Programs, and the products business selling into the subsea market

Thermite® Rugged Embedded Computing Solutions

Mission Critical Integrated Systems

Software Engineering

Systems Engineering

COLMEK™

Engineering Business

Electronic Design

Manufacturing & Prototyping

Advanced Signal Processing

Obsolescence Management of Legacy Defense Products

Key Markets

Coda Octopus Colmek – Engineering Business

Trusted U.S. DoD Subcontractor


Phalanx® Close-in Weapon
System (CIWS)


UAV/AQS-24 –
Mine Hunting System


AN/AQS-24 –
Mine Hunting System


SeaRAM


Thermite®

Customers

Coda Octopus Colmek – Engineering Business

NORTHROP GRUMMAN

Raytheon Technologies

BOEING

LOCKHEED MARTIN

GENERAL DYNAMICS

U.S. NAVY

U.S.ARMY

U.S. AIR FORCE

U.S. COAST GUARD

Growth Catalysts

- **Obsolescence management: Defense requirements for extended system/program life offer significant sustainment opportunity**
  - Engineering services to re-design/upgrade
  - Production opportunity through program life

- **Ruggedized Embedded Computing**
  - Logical companion to engineering services business
  - Leverage engineering expertise and production capability
  - Thermite® Products offer range of solutions to for broad range of missions
  - Rapidly customizable for specific mission requirements
  - Targeted to capture current and emerging computing requirements


J1
J2
J3

Thermite® Embedded Computing Solutions

Market: *The ~$1B (estimated) embedded computing market shows strong growth, reflecting increasing demand for embedded computing capability on military platforms*

Thermite® Vision: *Focus on small, low power applications. Offer standard products and provide rapid, low-cost customization*



Thermite® Octal



Thermite® GPU


/DAVD DPP

Thermite® DPP

Applications
Mission Computer/Platform Control
Signal/Sensor Processing
Artificial Intelligence at the Tactical Edge
Augmented Reality
High-volume Secure Data Storage

Opportunities
Shipboard Control Systems
Ground/Airborne Data Capture & Analysis
Next-Generation Unmanned Aerial Vehicles
Robotic Ground Vehicles

Coda Octopus Group, Inc.











Product Design and Manufacturing

Subsea and Harsh Environment Design

Software Engineering

Mechanical Engineering

Martech

Engineering Business

Electronic Design

Complete Product Lifecycle Development

Test, Instrumentation and Control

Obsolescence Management of Legacy Defense Products

Customers

Coda Octopus Martech – Engineering Business

Located in Portland, Dorset, UK. Martech follows the same model as Colmek.

BAE SYSTEMS
SIEMENS
ATLAS ELEKTRONIK
GRUNDFOS
GKN

THALES
Honeywell
babcock
AMSAFE

Growth Catalysts

- **Long-tail recurring revenues from ongoing Defense Customer Programs**
  - Proprietary Chemical Decontamination Systems
    - Component of the Eurofighter Tycoon’s Ground Equipment
    - Used to decontaminate pilot helmets that have come in contact with chemical weapons
- **Increasing customer base via successful R&D Programs**
  - Pump and Pressurization Controllers – Grundfos
    - Developed a series of proprietary fire sprinkler pump controllers in use by customers including Grundfos, a global leader and industry trendsetter
    - Developing a variant of the Grundfos’ FireSAFE product, to address timely high-rise sprinkler system requirements - forecasting sales of 1000 units in 2021
    - Designed and manufactured the pressurization controller for Grundfos’ Pressure Half Time line – shipped 3,000 unit order, FY 2018 to Q1 FY2020; forecasting repeat order of 3000 units in 2021





Operations

Group Headquarters


Orlando, FL

Marine Technology Business


Copenhagen, Denmark
Edinburgh, UK
Orlando, FL
Brisbane, Australia

Defense Products & Engineering Business


Portland, UK
MARTECH
Salt Lake City, Utah
COLMEK

Coda Octopus Group

Management

Annmarie Gayle, LL.B, LLM (Qualified Solicitor England & Wales) – Chair and Chief Executive Officer – Denmark

Ms. Gayle has been our CEO and a member of the Board of Directors since 2011. She has also been the CEO of our flagship Products Business since 2012. Prior thereto, she spent two years assisting with the restructuring of our company. She previously served with the Company as Senior Vice President of Legal Affairs between 2006 and 2007. Earlier in her career, she worked for a major London law practice, the United Nations, and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Nathan Parker – Chief Financial Officer – U.S – Salt Lake City.

Nathan Parker joined the Company as Chief Financial Officer on June 13, 2022.

From 2021 to 2022, Mr. Parker was Chief Financial Officer for Water Treatment of Franklin Electric, a Fort Wayne, Indiana based manufacturer and distributor of water and fuel systems for use across residential, commercial, agricultural, industrial, and municipal applications. From 2016 to 2021, he was Chief Financial Officer of The RDI Group, a privately held manufacturer of industrial systems for the asphalt roofing, construction, telecom, and power and metal coil processing industries. Between 2010 and 2016, he worked in various financial positions at Amcor Flexibles, a global leader in packaging for food, beverage, pharmaceutical, medical, and personal care, and Whirlpool Corporation, a leading kitchen and laundry appliance company. Prior thereto, he worked as an analyst at The Connable Office, a multiple-family investment firm offering wealth management, holistic planning, and trust and advisory services. Mr. Parker earned a Master of Business Administration from Michigan State University and a Bachelor of Science, Financial Services, from Brigham Young University.

Coda Octopus Group

Management

Blair Cunningham – President of Technology –US – Orlando, Florida

Mr. Cunningham has been with the company since July 2004 and has had a number of roles including his current position of President of Technology and CEO of Coda Octopus Products, Inc. CTO of Coda Octopus Group, Inc. since 2005 and Senior Vice President of Products Division between July 2004 and July 2005. Earlier in his career he worked for several firms as a systems analyst and developer. Mr. Cunningham has a strong background in technology development, design and large-scale software development with a key focus on process efficiency and end-user experience. Mr. Cunningham received an HND in Computer Science in 1989 from Moray College of Further Education, Elgin, Scotland. Because of Mr. Cunningham's expertise in technology and delivery of large scale software projects, the company believes that he is highly qualified to serve in his current roles.

Kevin Kane – Chief Executive Coda Octopus Colmek, Inc. – US – Salt Lake City

Mr. Kane has been with the Company since July 2021. Prior to joining Coda Octopus Colmek, Mr. Kane served as Vice President, International Business Development, for the L3Harris Technologies' Communications Systems segment from July 2019 to March 2021. Prior to the merger of L3 Technologies and Harris Corporation, he was Vice President, International Business Development, for L3 Technologies' Communications and Networked Systems segment from September 2018 to July 2019, after leading Product Management at the L3 Technologies' Broadband Communications sector. From March 2013 to June 2015, he served as President and Chief Executive Officer of Datron World Communications, which followed his role as President and Executive General Manager of Codan Communications in Adelaide, Australia from July 2010 to March 2013. Earlier in his career, Mr. Kane worked for Harris Corporation in various roles, including engineering, strategy, business development and sales. Mr. Kane holds a Bachelor of Science Degree in Computer Engineering from the Rochester Institute of Technology, and a Master of Business Administration degree from Saint John Fisher College.

Coda Octopus Group

Board of Directors

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Copenhagen, Denmark

Ms. Gayle was appointed Chairman of the Board in March 2017, and previously served as Director since 2011. Additionally, Ms. Gayle has been the Group CEO since 2011; assisted with the restructuring of the Company, 2009-2010, and served as SVP of Coda's Legal Affairs, 2006-2007. Earlier in her career she worked for a major London law practice, the United Nations and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Michael Hamilton, Director – U.S.

Mr. Hamilton served as Coda's Chairman of the Board, June 2010-March 2017, and continues to serve as a Director. Since 2014, Mr. Hamilton has provided accounting and valuation services for a varied list of clients. His career includes serving as Senior Vice President of Powerlink Transmission Company, 2011-2014, and audit partner at PriceWaterhouseCoopers, 1988-2003. He holds a B.S. in Accounting from St. Frances College and is a Certified Public Accountant and is accredited in business valuation. Mr. Hamilton services as the Chair of both the Board's Audit Committee and Compensation and Governance Committee, and as a member of its Nominating Committee.

Coda Octopus Group

Board of Directors

Mary M. Losty – Director – U.S.

Ms. Losty has been a member of Coda's Board of Directors since July 2017. Ms. Losty is a private investor in both U.S. equities and real estate. Her career includes serving as a Partner at Cornwall Asset Management LLC, a U.S. portfolio management firm, where she was responsible for the firm's investment in numerous small– to medium- cap emerging growth companies, 1998-2010. She was portfolio manager at Duggan & Associates, 1992-1998, and an equity research analyst at Kimelman & Company, 1990-1992. Previously she worked at Morgan Stanley & Co. and was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary. Former Board director positions include Procera Networks, Inc. 2007-2015, and Blue Earth, Inc. formerly Genesis Fluid Solutions Holdings, 2009-2011. Ms. Losty received her J.D. from Georgetown University Law Center and her B.S. from Georgetown University's School of Foreign Service. Ms. Losty serves on the Board's Audit and Nominating Committees.

J. Charles Plumb, Captain, USNR (Ret.) – Director – U.S.

Captain Plumb has been a member of Coda's Board of Directors since September 2019. Captain Plumb is a retired U.S. Navy fighter pilot. On his 75th combat mission, just five days before the end of his tour in Vietnam, he was shot down over Hanoi, taken prisoner and tortured. During his nearly six years as a prisoner of war, he distinguished himself as a pro in underground communications. He was a great inspiration to all the other POWs and served as chaplain for two years. Following his repatriation, Captain Plumb continued his Navy flying career in Reserve Squadrons where he flew A-4 Sky Hawks, A-7 Corsairs and FA-18 Hornets. His last two commands as a Naval Reservist were on the Aircraft Carrier Corral Sea and at Fighter Air Wing in California. He retired from the United States Navy after 28 years of service. His military honors include two Purple Hearts, the Legion of Merit, the Silver Star, the Bronze Star and the P.O.W. Medal. He has been a motivational speaker, consultant and executive coach since 1973. His clients include General Motors, Fedex, Hilton, Aflac, the U.S. Navy, BMW and NASA. Since 2010, he has been member of the Board of Directors of the Lightspeed Aviation Foundation. Captain Plumb earned a B.S. in electrical engineering from the U.S. Naval Academy at Annapolis. We selected Captain Plumb because of his close ties to the U.S. Defense establishment.

Coda Octopus Group

Board of Directors

G. Tyler Runnels- Director– U.S.

Mr. Runnels has been nominated by our board to be elected as a director at the 2018 annual meeting to fill a vacancy created by the departure of two of our directors. Mr. Runnels has nearly 30 years of investment banking experience including debt and equity financings, private placements, mergers and acquisitions, initial public offerings, bridge financings, and financial restructurings. Since 2003, Mr. Runnels has been the Chairman and Chief Executive Officer of T.R. Winston & Company, LLC, an investment bank and member of FINRA, where he began working in 1990. Mr. Runnels was an early stage investor in our company and T.R. Winston & Company, LLC has served as our exclusive placement agent in one of our private placements raising early rounds of capital for our company. Mr. Runnels has successfully completed and advised on numerous transactions for clients in a variety of industries, including healthcare, oil and gas, business services, manufacturing, and technology. Mr. Runnels is also responsible for working with high net attorneys, qualified intermediaries and financial advisors. Prior to joining T.R. Winston & Co., LLC, Mr. Runnels held the position of Senior Vice President of Corporate Finance for H.J. Meyers & Company, a regional investment bank. Mr. Runnels is a member of the Board of Directors of Level Brands, Inc. (NYSE American: LEVB) and serves on the Pepperdine University President's Campaign Cabinet. Mr. Runnels received a B.S. and MBA from Pepperdine University. Mr. Runnels holds FINRA series 7, 24, 55, 63 and 79 licenses. We selected Mr. Runnels to serve on our board of directors based upon his significant expertise both as an investor and advisor, as well as his experience as a board member of a number of listed companies.

CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

NASDAQ: CODA
www.codaoctopusgroup.com

Investor Relations:
Cody Slach or Jeff Grampp, CFA
Gateway Group, Inc
(949)574 3860
CODA@GatewayIR.com